EXHIBIT 99

              All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

                                                                December 9, 2004

                Preliminary Structural and Collateral Term Sheet
--------------------------------------------------------------------------------

[GOLDMAN SACHS LOGO]

                     $1,603,461,000 of Offered Certificates
          Wells Fargo Mortgage Backed Securities 2004-EE Trust, Issuer
               Mortgage Pass-Through Certificates, Series 2004-EE


Overview of the Offered Certificates

-----------------------------------------------------------------------------------------
                                                     Exp.     Exp. Credit     Initial
                                   Approximate     Ratings    Enhancement      Pass-
                                   Certificate     Moody's    Percentage      Through
Certificates   Collateral Group   Balance ($)(1)   and S&P      (%)(2)      Rate (%)(3)
-----------------------------------------------------------------------------------------
1A1                   1            146,875,000     Aaa/AAA        2.65         3.986
2A1                   2            903,084,000     Aaa/AAA        2.65         3.989
3A1                   3            517,279,000     Aaa/AAA        2.65         3.988
B1                1, 2 & 3          24,955,000        AA          1.10         3.988
B2                1, 2 & 3           7,244,000        A           0.65         3.988
B3                1, 2 & 3           4,024,000       BBB          0.40         3.988
-----------------------------------------------------------------------------------------
--------------------------------------------------------------------------

               Estimated   Estimated    Principal     Principal
               Avg. Life   Avg. Life     Payment       Payment     Pricing
Certificates   (yrs)(4)    (yrs)(5)     Window(4)     Window(5)     Speed
--------------------------------------------------------------------------
1A1               2.44       3.35      01/05-06/09   01/05-06/34    25 CPB
2A1               2.40       3.30      01/05-06/09   01/05-06/34    25 CPB
3A1               2.33       3.22      01/05-06/09   01/05-06/34    25 CPB
B1                3.83       5.85      01/05-06/09   01/05-06/34    25 CPB
B2                3.83       5.85      01/05-06/09   01/05-06/34    25 CPB
B3                3.83       5.85      01/05-06/09   01/05-06/34    25 CPB
--------------------------------------------------------------------------

(1) The Certificate sizes are approximate and subject to a +/- 5% variance. The Certificate Sizes are based on the expected unpaid principal balance of the mortgage loans as of the December 1, 2004 cut-off date. The certificates will include an R class with $100 unpaid certificate balance.
(2) The Credit Enhancement percentages are preliminary and are subject to change based upon the final pool as of the Cut-Off Date and rating agency analysis.
(3) The Certificates will pay the Weighted Average Net Coupon, which after the bond reset date will equal the applicable loan index (1 yr CMT or 1 yr LIBOR) + the weighted average net margin of the mortgage loans in the related loan group or groups, subject to applicable loan periodic and lifetime rate caps.
(4) Average Life and Payment Windows are calculated based upon a prepayment speed of 25% CPB.
(5) Average Life and Payment Windows are calculated based upon a prepayment speed of 25% CPR to maturity.

Preliminary Collateral Description (approximate)*

------------------------------------------------------------------------------------------------------------------------------------
                                                           Group 1            Group 2                Group 3         Aggregate
                                                          Conforming         Jumbo and              Jumbo and
                                                           Balance        Conforming Balance    Conforming Balance
Collateral Characteristic                                    Only               CMT                   LIBOR
------------------------------------------------------------------------------------------------------------------------------------
Aggregate Unpaid Principal Balance                       $152,443,394        $937,316,737         $536,887,207     $1,626,647,338
Average Unpaid Principal Balance                           $222,545            $551,039             $488,079          $466,623
WA Months To First Adjustment Date                            52                  51                   50                50
Weighted Average FICO score                                  742                 738                  737                738
Weighted Average Current Mortgage Interest Rate             4.246%              4.249%               4.248%            4.248%
Servicing Fee                                               0.25%               0.25%                0.25%              0.25%
Master Servicing Fee                                        0.01%               0.01%                0.01%              0.01%
Weighted Average Gross Margin                               2.732%              2.750%               2.250%            2.583%
Weighted Average Rate Ceiling                               9.246%              9.249%               9.248%            9.248%
Minimum Current Interest Rate                               4.000%              3.875%               3.625%            3.625%
Maximum Current Interest Rate                               4.250%              4.250%               4.250%            4.250%
Mortgage Loan Cutoff Date                                 11/1/2004           11/1/2004            11/1/2004          11/1/2004
Weighted Average Original Loan-to-Value Ratio               73.92%              64.82%               64.95%            65.72%
WA Remaining Term to Stated Maturity (months)                352                 351                  350                350
Equity Take Out Refinance                                   8.60%               8.64%                4.59%              7.30%
Primary Residence                                           87.50%              94.48%               99.47%            95.47%
Single Family Dwellings                                     73.70%              90.19%               94.48%            90.06%
Full Documentation                                          48.39%              63.07%               64.10%            62.04%
Interest Only                                               85.76%              55.49%               0.00%             40.01%
Relocation                                                  11.99%              5.48%                16.03%             9.57%
California                                                  20.50%              54.36%               60.15%            53.10%
Largest Individual Loan Balance                            $404,000           $3,000,000            $990,253         $3,000,000
------------------------------------------------------------------------------------------------------------------------------------

* The November 1, 2004 cut-off date principal balance is approximately $1,626,647,338 as reflected in the attached collateral tables. The aggregate unpaid principal balance of the mortgage loans as of the December 1, 2004 cut-off date is expected to be approximately $1,600,000,000.

--------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request. This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

              All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

                                                                December 9, 2004

                Preliminary Structural and Collateral Term Sheet
--------------------------------------------------------------------------------


Time Table

Cut-Off Date:                     December 1, 2004
Settlement Date:                  December 23, 2004
Distribution Date:                25th of each month or the next business day
First Distribution Date:          January 25, 2005

Features of the Transaction

    o Offering consists of certificates totaling approximately $1,603,461,000 of which $1,567,238,000 are expected to be rated AAA and Aaa by S&P and Moody's.

    o The expected amount of credit support for the senior certificates will be 2.65 (+/- 0.50%).

    o In general, the collateral consists of 5/1 hybrid adjustable rate mortgage loans with most set to mature within 30 years of the date of origination, secured by first liens on one- to four-family residential properties and originated or acquired by Wells Fargo Bank, N.A.

Structure of the Certificates

Credit support for the transaction is in the form of a senior/subordinated, shifting interest structure. The Class B1, Class B2, Class B3, Class B4, Class B5 and Class B6 Certificates (collectively, the "Subordinate Certificates") will be subordinate in the right to receive payments of the principal and interest and, therefore, provide credit protection to the Class 1A1 Certificates (the "Group 1 Senior Certificates"), the Class 2A1 Certificates (the "Group 2 Senior Certificates), and the Class 3A1 Certificates (the "Group 3 Senior Certificates" and together with the Group 1 and Group 2 Senior Certificates, the "Senior Certificates"). In addition, for the first five years after the Settlement Date, subject to the exception described below, all principal prepayments will be used to pay down the Senior Certificates, which is intended to increase the relative proportion of Subordinate Certificates to the Senior Certificates and thereby increase the amount of subordination to the Senior Certificates. After such time, and subject to certain loss and delinquency criteria, the Subordinate Certificates will receive increasing portions of unscheduled principal prepayments from the Mortgage Loans. The prepayment percentages on the Subordinate Certificates are as follows:

            ---------------------------------------------------------
             Distribution Date                        Pro Rata Share
            ---------------------------------------------------------
            Jan 2005 - Dec 2009                             0%
            Jan 2010 - Dec 2010                             30%
            Jan 2011 - Dec 2011                             40%
            Jan 2012 - Dec 2012                             60%
            Jan 2013 - Dec 2013                             80%
            Jan 2014 and after                             100%
            ---------------------------------------------------------

If before the Distribution Date in January 2008 the credit support to the Senior Certificates is greater than two times the original credit support percentage, then the Subordinate Certificates would be entitled to 50% of their pro rata share of principal prepayments subject to certain loss and delinquency criteria. If on or after the Distribution Date in January 2008 the credit support is greater then two times the original credit support percentage, then the Subordinate Certificates would be entitled to 100% of their pro rata share of the principal prepayment, subject to certain loss and delinquency criteria.


Distributions

Group 1, Group 2 and Group 3 Distribution Amount

As of any Distribution Date, the sum of (i) payments of principal and interest on the Mortgage Loans received by the Master Servicer prior to the remittance date for such Distribution Date, (ii) all Periodic Advances for such Distribution Date and (iii) all other amounts required to be placed in the Certificate Account by the Servicer, the Master Servicer or the Trustee on or before such Distribution Date.


--------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request. This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

              All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

                                                                December 9, 2004

                Preliminary Structural and Collateral Term Sheet
--------------------------------------------------------------------------------


Priority of Distributions

    1. Payment of accrued and unpaid interest, pro rata, to the holders of the Senior Certificates;
    2. Payment of principal to the holders of the related Senior Certificates in an amount equal to the related group's senior principal distribution amount.
    3. Payment of interest and principal sequentially to the Subordinate Certificates in order of their numerical class designations, beginning with the Class B-1 Certificates, so that each Subordinate Class shall receive (a) the weighted average Net Mortgage Rate of the Mortgage Loans, and (b) such class' allocable share of the subordinate principal amount.

Allocation of Realized Losses

Any realized losses, on the Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical class designations, beginning with the Class B-6 Certificates, in each case until their respective principal balance has been reduced to zero; thereafter, to the related Group 1, Group 2 or Group 3 Senior Certificates, pro rata, in reduction of their respective principal balances.

Key Terms

Issuer:                           WFMBS 2004-EE Trust

Underwriter:                      Goldman, Sachs & Co.

Seller:                           Wells Fargo Asset Securities Corporation

Servicer:                         Wells Fargo Bank, NA

Master Servicer:                  Wells Fargo Bank, NA

Trustee:                          Wachovia Bank, NA

Rating Agencies:                  Moody's and S&P

Type of Issuance:                 Public

Servicer Advancing:               The Servicer is obligated to advance
                                  delinquent mortgagor payments through the date of liquidation of an REO property to the extent they are deemed recoverable.

Compensating Interest:            The Master Servicer is required to cover
                                  interest shortfall, for each Distribution
                                  Date, at the lesser of (i) the aggregate
                                  Prepayment Interest Shortfall with respect to such Distribution Date and (ii) the lesser of
                                  (X) the product of (A) 1/12th of 0.20% and (B) the aggregate Scheduled Principal Balance of the Mortgage Loans for such Distribution Date and (Y) the Available Master Servicing
                                  Compensation for such Distribution Date.
                                  Compensating Interest is not paid on
                                  curtailments.

Interest Accrual:                 On a 30/360 basis; the accrual period is the
                                  calendar month preceding the month of each Distribution Date.

The Group 1 Mortgage Loans:       The Group 1 Mortgage Loans consist of 96.4%
                                  5/1 One-Year CMT Hybrid ARMs and 3.6% 5/1
                                  One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Group 1 Mortgage Loans consist of conforming loans with respect to principal balance. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. 86% of the Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter.
                                  The mortgage interest rates will be indexed to One-Year CMT or One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). Most of the
                                  Mortgage Loans have Periodic Interest Rate
                                  Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage loans are subject to lifetime maximum mortgage interest rates, which are generally
                                  5% over the initial mortgage interest rate.
                                  None of the mortgage interest rates are
                                  subject to a lifetime minimum interest rate.
                                  Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross
                                  Margin. None of the Mortgage Loans have a prepayment fee as of the date of origination.

--------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request. This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

The Group 2 Mortgage Loans:       The Group 2 Mortgage Loans consist of 100% 5/1
                                  One-Year CMT Hybrid ARMs secured by first lien, one-to-four family residential properties. The Group 2 Mortgage Loans generally consist of non-conforming loans, with respect to principal balance. The
                                  Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. 55% of the Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year CMT and will adjust to that index plus a certain number of basis points (the "Gross Margin").
                                  Most of the Mortgage Loans have Periodic
                                  Interest Rate Caps of 5% for the first
                                  adjustment date and 2% for every adjustment date thereafter. The mortgage loans are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin. None of the Mortgage Loans have a prepayment fee as of the date of origination.

The Group 3 Mortgage Loans:       The Group 3 Mortgage Loans consist of 100% 5/1
                                  One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Group 3 Mortgage Loans generally consist of non-conforming loans, with respect to principal balance. The
                                  Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. None of the Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year
                                  LIBOR and will adjust to that index plus a certain number of basis points (the "Gross
                                  Margin"). Most of the Mortgage Loans have
                                  Periodic Interest Rate Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage loans are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin. None of the Mortgage Loans have a prepayment fee as of the date of origination.

Index: The One-Year CMT loan index will be determined based on the average weekly yield on U.S. Treasury securities during the last full week occurring in the month which occurs one month prior to the applicable bond reset date, as published in Federal Reserve Statistical Release H. 15(519), as applicable, and annually thereafter.

                                  The One Year-LIBOR will be calculated using the arithmetic mean of the London Interbank Offered Rate quotations for One-Year U.S. dollar-denominated deposits as published in The Wall Street Journal.

Expected Subordination:           2.65% for the senior certificates

Other Certificates:               The following Classes of "Other Certificates"
                                  will be issued in the indicated approximate original principal amounts, which will provide credit support to the related Offered
                                  Certificates, but are not offered hereby

Certificate     Approximate Certificate Balance        Initial Pass-Through Rate

B4              $2,415,000                             3.988%
B5              $2,415,000                             3.988%
B6              $1,611,033                             3.988%

Clean Up Call:                    10% of the Cut-off Date principal balance of
                                  the Mortgage Loans.

Tax Treatment:                    It is anticipated that the Offered
                                  Certificates will be treated as REMIC regular interests for tax purposes.

ERISA Eligibility:                The Offered Certificates are expected to be
                                  ERISA eligible. Prospective investors should review with their own legal advisors as to whether the purchase and holding of the Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.

SMMEA Eligibility:                The Senior and Class B1 Certificates are
                                  expected to constitute "mortgage related securities" for purposes of SMMEA.

Minimum Denomination:             $25,000 for the Senior Certificates, except
                                  for the R Class ($100).

Delivery:                         Class 1A1, 2A1, 3A1, B1, B2 and B3
                                  Certificates - DTC.


--------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request. This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

                              Goldman, Sachs & Co.
                                  WFMBS 2004-EE
                             As of November 1, 2004

                             Group 1 Group 2 Group 3


Selection Criteria: Group 1
Table of Contents

1. Stats
2. ARM Type
3. Balance
4. Original Principal Balance
5. Current Mortgage Interest Rate
6. Remaining Terms to Stated Maturity
7. Original Loan-To-Value Ratio
8. FICO Score
9. Geographic Areas
10. Index
11. Gross Margin
12. Rate Ceiling
13. Months to First Adjustment Date
14. Delinquency
15. Property Type
16. Occupancy Code
17. Purpose
18. Documentation Type
19. Interest Only

1. Stats

Count: 685
Current Balance: $152,443,394
Average Current Balance: $222,545
Gross Weighted Average Mortgage Interest Rate: 4.24632%
Net Weighted Average Mortgage Interest Rate: 3.98632%
Original Term: 360
Remaining Term: 352
Age: 8
Weighted Average Original Loan-to-Value Ratio: 73.92%
Gross Margin: 2.732%
Initial Periodic Cap: 5.000%
Subsequent Periodic Cap: 2.000%
Maximum Interest Rate: 9.246%
Months to First Adjustment Date: 52
Weighted Average FICO Score: 742
Percentage of Interest Only Loans: 85.757%

2. ARM Type

---------------------------------------------------------------------------
ARM Type                                Count       Balance       Percent
---------------------------------------------------------------------------
5/1 ARMs                                   685     $152,443,394    100.00%
---------------------------------------------------------------------------
Total:                                     685     $152,443,394    100.00%
---------------------------------------------------------------------------


3. Balance

---------------------------------------------------------------------------
Balance                                 Count       Balance       Percent
---------------------------------------------------------------------------
Conforming Balance Only                    685     $152,443,394    100.00%
---------------------------------------------------------------------------
Total:                                     685     $152,443,394    100.00%
---------------------------------------------------------------------------

4. Original Principal Balance

---------------------------------------------------------------------------
Original Principal Balance              Count       Balance       Percent
---------------------------------------------------------------------------
Less than or equal to $200,000.00          288      $44,020,928     28.90%
$200,000.01 to $300,000.00                 285       72,427,149      47.5
$300,000.01 to $400,000.00                 111       35,591,317      23.3
$400,000.01 to $500,000.00                   1          404,000       0.3
---------------------------------------------------------------------------
Total:                                     685     $152,443,394    100.00%
---------------------------------------------------------------------------


5. Current Mortgage Interest Rate

---------------------------------------------------------------------------
Current Mortgage Interest Rate          Count       Balance       Percent
---------------------------------------------------------------------------
4.000% to 4.249%                            12       $2,242,008      1.50%
4.250% to 4.499%                           673      150,201,385      98.5
---------------------------------------------------------------------------
Total:                                     685     $152,443,394    100.00%
---------------------------------------------------------------------------

6. Remaining Terms to Stated Maturity

---------------------------------------------------------------------------
Remaining Terms to Stated Maturity      Count       Balance       Percent
---------------------------------------------------------------------------
234                                          1         $142,281      0.10%
334                                          1          313,088       0.2
335                                          2          564,000       0.4
336                                          1          308,497       0.2
337                                          1          299,188       0.2
342                                          3          797,047       0.5
343                                         10        1,839,803       1.2
344                                         24        5,663,766       3.7
345                                         43        9,283,179       6.1
346                                         27        6,082,369         4
347                                         15        3,136,719       2.1
348                                          7        1,768,395       1.2
349                                          9        2,117,013       1.4
350                                         19        4,083,166       2.7
351                                         21        4,389,713       2.9
352                                         45       10,578,708       6.9
353                                        151       33,304,854      21.8
354                                        253       56,026,972      36.8
355                                         35        7,695,995         5
356                                          7        1,376,788       0.9
357                                          7        1,870,797       1.2
358                                          1          244,896       0.2
359                                          1          285,600       0.2
360                                          1          270,560       0.2
---------------------------------------------------------------------------
Total:                                     685     $152,443,394    100.00%
---------------------------------------------------------------------------


7. Original Loan-To-Value Ratio

---------------------------------------------------------------------------
Original Loan-To-Value Ratio            Count       Balance       Percent
---------------------------------------------------------------------------
0.001% to 50.000%                           51      $10,871,119      7.10%
50.001% to 60.000%                          42        9,655,914       6.3
60.001% to 70.000%                          69       15,435,387      10.1
70.001% to 75.000%                          48       11,316,444       7.4
75.001% to 80.000%                         440       98,368,062      64.5
80.001% to 85.000%                           1          172,522       0.1
85.001% to 90.000%                          17        3,224,896       2.1
90.001% to 95.000%                          17        3,399,051       2.2
---------------------------------------------------------------------------
Total:                                     685     $152,443,394    100.00%
---------------------------------------------------------------------------


8. FICO Score

---------------------------------------------------------------------------
FICO Score                              Count       Balance       Percent
---------------------------------------------------------------------------
620 to 649                                   3         $547,898      0.40%
650 to 679                                  24        5,459,313       3.6
680 to 719                                 182       41,076,224      26.9
720 to 759                                 210       46,869,797      30.7
760 to 849                                 266       58,490,161      38.4
---------------------------------------------------------------------------
Total:                                     685     $152,443,394    100.00%
---------------------------------------------------------------------------


9. Geographic Areas

---------------------------------------------------------------------------
Geographic Areas                        Count       Balance       Percent
---------------------------------------------------------------------------
AK                                           2         $184,242      0.10%
AL                                           7        1,365,786       0.9
AR                                           1          270,560       0.2
AZ                                          25        4,472,262       2.9
CA                                         122       31,249,914      20.5
CO                                          58       12,493,286       8.2
CT                                           3          853,610       0.6
DC                                           5        1,450,110         1
FL                                          61       13,247,093       8.7
GA                                          60       12,152,168         8
HI                                           7        1,720,392       1.1
IA                                           7        1,202,083       0.8
ID                                           3          683,752       0.4
IL                                          21        5,341,744       3.5
IN                                           1          186,966       0.1
KS                                           3          761,583       0.5
KY                                           3          615,033       0.4
LA                                           2          488,905       0.3
MA                                           7        1,756,281       1.2
MD                                          15        3,533,688       2.3
MI                                           9        2,303,062       1.5
MN                                          26        5,340,101       3.5
MO                                           1          331,851       0.2
MS                                           1          241,122       0.2
MT                                           3          492,109       0.3
NC                                          20        4,068,362       2.7
NE                                           1          210,000       0.1
NH                                           1          148,897       0.1
NJ                                           9        2,352,395       1.5
NM                                           6        1,416,334       0.9
NV                                          14        3,057,025         2
NY                                          12        2,972,718         2
OH                                          13        2,614,518       1.7
OK                                           1          280,000       0.2
OR                                           6        1,192,675       0.8
PA                                           7        1,702,189       1.1
RI                                           1          167,548       0.1
SC                                          16        3,079,941         2
TN                                           7        1,225,907       0.8
TX                                          28        5,826,139       3.8
UT                                           5          814,259       0.5
VA                                          52       11,903,856       7.8
WA                                          29        6,037,254         4
WI                                           3          310,683       0.2
WV                                           1          324,990       0.2
---------------------------------------------------------------------------
Total:                                     685     $152,443,394    100.00%
---------------------------------------------------------------------------


10. Index

---------------------------------------------------------------------------
Index                                   Count       Balance       Percent
---------------------------------------------------------------------------
1CM                                        663     $146,985,358     96.40%
LB1                                         22        5,458,036       3.6
---------------------------------------------------------------------------
Total:                                     685     $152,443,394    100.00%
---------------------------------------------------------------------------


11. Gross Margin

---------------------------------------------------------------------------
Gross Margin                            Count       Balance       Percent
---------------------------------------------------------------------------
2.25%                                       22       $5,458,036      3.60%
2.75%                                      663      146,985,358      96.4
---------------------------------------------------------------------------
Total:                                     685     $152,443,394    100.00%
---------------------------------------------------------------------------


12. Rate Ceiling

---------------------------------------------------------------------------
Rate Ceiling                            Count       Balance       Percent
---------------------------------------------------------------------------
9.000% to 9.499%                           685     $152,443,394    100.00%
---------------------------------------------------------------------------
Total:                                     685     $152,443,394    100.00%
---------------------------------------------------------------------------


13. Months to First Adjustment Date

---------------------------------------------------------------------------
Months to First Adjustment Date         Count       Balance       Percent
---------------------------------------------------------------------------
34                                           1         $313,088      0.20%
35                                           2          564,000       0.4
36                                           1          308,497       0.2
37                                           1          299,188       0.2
42                                           3          797,047       0.5
43                                          10        1,839,803       1.2
44                                          24        5,663,766       3.7
45                                          43        9,283,179       6.1
46                                          27        6,082,369         4
47                                          15        3,136,719       2.1
48                                           7        1,768,395       1.2
49                                           9        2,117,013       1.4
50                                          19        4,083,166       2.7
51                                          21        4,389,713       2.9
52                                          45       10,578,708       6.9
53                                         151       33,304,854      21.8
54                                         254       56,169,253      36.8
55                                          35        7,695,995         5
56                                           7        1,376,788       0.9
57                                           7        1,870,797       1.2
58                                           1          244,896       0.2
59                                           1          285,600       0.2
60                                           1          270,560       0.2
---------------------------------------------------------------------------
Total:                                     685     $152,443,394    100.00%
---------------------------------------------------------------------------


14. Delinquency

---------------------------------------------------------------------------
Delinquency                             Count       Balance       Percent
---------------------------------------------------------------------------
Current                                    685     $152,443,394    100.00%
---------------------------------------------------------------------------
Total:                                     685     $152,443,394    100.00%
---------------------------------------------------------------------------


15. Property Type

---------------------------------------------------------------------------
Property Type                           Count       Balance       Percent
---------------------------------------------------------------------------
Single Family Dwelling                     497     $112,357,062     73.70%
Low-rise Condominium                       148       30,836,728      20.2
High-rise Condominium                       29        6,223,450       4.1
Multi-family - 2 Units                       4        1,437,761       0.9
Planned Unit Development                     5        1,194,365       0.8
Co-op                                        2          394,028       0.3
---------------------------------------------------------------------------
Total:                                     685     $152,443,394    100.00%
---------------------------------------------------------------------------


16. Occupancy Code

---------------------------------------------------------------------------
Occupancy Code                          Count       Balance       Percent
---------------------------------------------------------------------------
Primary Residence                          594     $133,379,953     87.50%
Second Home                                 91       19,063,441      12.5
---------------------------------------------------------------------------
Total:                                     685     $152,443,394    100.00%
---------------------------------------------------------------------------


17. Purpose

---------------------------------------------------------------------------
Purpose                                 Count       Balance       Percent
---------------------------------------------------------------------------
Purchase                                   472     $104,933,424     68.80%
Rate-Term Refinance                        153       34,397,762      22.6
Cash-Out Refinance                          60       13,112,207       8.6
---------------------------------------------------------------------------
Total:                                     685     $152,443,394    100.00%
---------------------------------------------------------------------------


18. Documentation Type

---------------------------------------------------------------------------
Documentation Type                      Count       Balance       Percent
---------------------------------------------------------------------------
Full Documentation                         335      $73,770,353     48.40%
Asset Only                                 286       63,915,482      41.9
No Doc                                      52       12,226,303         8
Income Only                                 12        2,531,255       1.7
---------------------------------------------------------------------------
Total:                                     685     $152,443,394    100.00%
---------------------------------------------------------------------------


19. Interest Only

---------------------------------------------------------------------------
Interest Only                           Count       Balance       Percent
---------------------------------------------------------------------------
Y                                          593     $130,730,281     85.80%
N                                           92       21,713,113      14.2
---------------------------------------------------------------------------
Total:                                     685     $152,443,394    100.00%
---------------------------------------------------------------------------



Selection Criteria: Group 2
Table of Contents

1. Stats
2. ARM Type
3. Balance
4. Original Principal Balance
5. Current Mortgage Interest Rate
6. Remaining Terms to Stated Maturity
7. Original Loan-To-Value Ratio
8. FICO Score
9. Geographic Areas
10. Index
11. Gross Margin
12. Rate Ceiling
13. Months to First Adjustment Date
14. Delinquency
15. Property Type
16. Occupancy Code
17. Purpose
18. Documentation Type
19. Interest Only


1. Stats

Count: 1,701
Current Balance: $937,316,737
Average Current Balance: $551,039
Gross Weighted Average Mortgage Interest Rate: 4.24891%
Net Weighted Average Mortgage Interest Rate: 3.98891%
Original Term: 360
Remaining Term: 351
Age: 9
Weighted Average Original Loan-to-Value Ratio: 64.82%
Gross Margin: 2.750%
Initial Periodic Cap: 5.000%
Subsequent Periodic Cap: 2.000%
Maximum Interest Rate: 9.249%
Months to First Adjustment Date: 51
Weighted Average FICO Score: 738
Percentage of Interest Only Loans: 55.487%

2. ARM Type

---------------------------------------------------------------------------
ARM Type                                Count       Balance       Percent
---------------------------------------------------------------------------
5/1 ARMs                                 1,701     $937,316,737    100.00%
---------------------------------------------------------------------------
Total:                                   1,701     $937,316,737    100.00%
---------------------------------------------------------------------------


3. Balance

---------------------------------------------------------------------------
Balance                                 Count       Balance       Percent
---------------------------------------------------------------------------
Jumbo and Conforming Balance             1,701     $937,316,737    100.00%
---------------------------------------------------------------------------
Total:                                   1,701     $937,316,737    100.00%
---------------------------------------------------------------------------




4. Original Principal Balance

---------------------------------------------------------------------------
Original Principal Balance              Count       Balance       Percent
---------------------------------------------------------------------------
Less than or equal to $200,000.00            5         $612,292      0.10%
$200,000.01 to $300,000.00                   4        1,006,784       0.1
$300,000.01 to $400,000.00                 371      136,694,040      14.6
$400,000.01 to $500,000.00                 525      236,875,958      25.3
$500,000.01 to $600,000.00                 320      175,489,484      18.7
$600,000.01 to $700,000.00                 225      143,984,426      15.4
$700,000.01 to $800,000.00                  62       46,076,203       4.9
$800,000.01 to $900,000.00                  51       43,882,667       4.7
$900,000.01 to $1,000,000.00               107      104,815,020      11.2
$1,000,000.01 and over                      31       47,879,862       5.1
---------------------------------------------------------------------------
Total:                                   1,701     $937,316,737    100.00%
---------------------------------------------------------------------------


5. Current Mortgage Interest Rate

---------------------------------------------------------------------------
Current Mortgage Interest Rate          Count       Balance       Percent
---------------------------------------------------------------------------
3.750% to 3.999%                             1         $644,000      0.10%
4.000% to 4.249%                             4        3,403,575       0.4
4.250% to 4.499%                         1,696      933,269,162      99.6
---------------------------------------------------------------------------
Total:                                   1,701     $937,316,737    100.00%
---------------------------------------------------------------------------


6. Remaining Terms to Stated Maturity

---------------------------------------------------------------------------
Remaining Terms to Stated Maturity      Count       Balance       Percent
---------------------------------------------------------------------------
225                                          1         $385,345      0.00%
294                                          1          353,151         0
333                                          1          390,525         0
334                                          1          380,401         0
335                                          4        1,917,822       0.2
337                                          2          964,999       0.1
340                                          2        1,079,048       0.1
341                                          7        4,559,342       0.5
342                                          5        2,605,365       0.3
343                                         14        7,442,979       0.8
344                                         74       38,887,576       4.1
345                                        213      109,721,759      11.7
346                                        179       94,796,579      10.1
347                                         62       38,897,882       4.1
348                                         22       13,587,116       1.4
349                                         12        7,592,674       0.8
350                                         17        9,077,786         1
351                                         36       21,200,545       2.3
352                                         74       43,293,806       4.6
353                                        330      181,024,788      19.3
354                                        527      291,163,425      31.1
355                                         86       49,051,656       5.2
356                                          9        5,141,135       0.5
357                                          9        4,650,232       0.5
358                                          8        4,637,955       0.5
359                                          4        3,187,624       0.3
360                                          1        1,325,219       0.1
---------------------------------------------------------------------------
Total:                                   1,701     $937,316,737    100.00%
---------------------------------------------------------------------------




7. Original Loan-To-Value Ratio

---------------------------------------------------------------------------
Original Loan-To-Value Ratio            Count       Balance       Percent
---------------------------------------------------------------------------
0.001% to 50.000%                          264     $162,013,108     17.30%
50.001% to 60.000%                         229      140,121,899      14.9
60.001% to 70.000%                         461      269,480,995      28.8
70.001% to 75.000%                         141       75,779,294       8.1
75.001% to 80.000%                         589      282,718,703      30.2
80.001% to 85.000%                           4        1,589,949       0.2
85.001% to 90.000%                           9        4,102,719       0.4
90.001% to 95.000%                           3          987,253       0.1
95.001% to 100.000%                          1          522,816       0.1
---------------------------------------------------------------------------
Total:                                   1,701     $937,316,737    100.00%
---------------------------------------------------------------------------

8. FICO Score

---------------------------------------------------------------------------
FICO Score                              Count       Balance       Percent
---------------------------------------------------------------------------
N/A                                          4       $1,623,643      0.20%
500 to 619                                   5        3,000,689       0.3
620 to 649                                  26       13,976,966       1.5
650 to 679                                 112       57,108,976       6.1
680 to 719                                 380      214,734,997      22.9
720 to 759                                 585      325,605,254      34.7
760 to 849                                 589      321,266,213      34.3
---------------------------------------------------------------------------
Total:                                   1,701     $937,316,737    100.00%
---------------------------------------------------------------------------

9. Geographic Areas

---------------------------------------------------------------------------
Geographic Areas                        Count       Balance       Percent
---------------------------------------------------------------------------
AL                                           6       $3,236,297      0.30%
AR                                           1          371,066         0
AZ                                          12        6,704,667       0.7
CA                                         926      509,484,429      54.4
CO                                          69       40,121,696       4.3
CT                                          26       19,113,368         2
DC                                          24       11,200,001       1.2
DE                                           2          816,207       0.1
FL                                          64       36,058,292       3.8
GA                                          29       15,619,412       1.7
HI                                           6        3,766,518       0.4
IA                                           4        1,816,900       0.2
IL                                          88       53,560,365       5.7
IN                                           3        1,082,576       0.1
KS                                           2          978,118       0.1
KY                                           1          694,566       0.1
MA                                          48       26,189,695       2.8
MD                                          35       16,577,422       1.8
ME                                           1          422,599         0
MI                                          20       10,520,996       1.1
MN                                          26       14,229,854       1.5
MO                                          10        5,206,661       0.6
MS                                           1          401,600         0
NC                                          16        7,157,466       0.8
NE                                           3        1,185,627       0.1
NH                                           1          726,280       0.1
NJ                                          39       21,782,175       2.3
NM                                           1          371,000         0
NV                                           8        4,068,280       0.4
NY                                          43       26,326,239       2.8
OH                                          13        6,327,016       0.7
OK                                           1          872,783       0.1
OR                                           9        4,972,141       0.5
PA                                          12        7,272,660       0.8
RI                                           1          508,000       0.1
SC                                           9        4,160,732       0.4
TN                                           2          763,850       0.1
TX                                          35       18,141,494       1.9
UT                                           5        2,338,648       0.2
VA                                          53       28,092,102         3
WA                                          41       22,116,836       2.4
WI                                           3        1,069,758       0.1
WY                                           2          890,344       0.1
---------------------------------------------------------------------------
Total:                                   1,701     $937,316,737    100.00%
---------------------------------------------------------------------------

10. Index

---------------------------------------------------------------------------
Index                                   Count       Balance       Percent
---------------------------------------------------------------------------
1CM                                      1,701     $937,316,737    100.00%
---------------------------------------------------------------------------
Total:                                   1,701     $937,316,737    100.00%
---------------------------------------------------------------------------


11. Gross Margin

Gross Margin                            Count       Balance       Percent
---------------------------------------------------------------------------
2.75%                                    1,701     $937,316,737    100.00%
---------------------------------------------------------------------------
Total:                                   1,701     $937,316,737    100.00%
---------------------------------------------------------------------------


12. Rate Ceiling

---------------------------------------------------------------------------
Rate Ceiling                            Count       Balance       Percent
---------------------------------------------------------------------------
8.500% to 8.999%                             1         $644,000      0.10%
9.000% to 9.499%                         1,700      936,672,737      99.9
---------------------------------------------------------------------------
Total:                                   1,701     $937,316,737    100.00%
---------------------------------------------------------------------------


13. Months to First Adjustment Date

---------------------------------------------------------------------------
Months to First Adjustment Date         Count       Balance       Percent
---------------------------------------------------------------------------
33                                           1         $390,525      0.00%
34                                           1          380,401         0
35                                           4        1,917,822       0.2
37                                           2          964,999       0.1
40                                           2        1,079,048       0.1
41                                           7        4,559,342       0.5
42                                           5        2,605,365       0.3
43                                          14        7,442,979       0.8
44                                          74       38,887,576       4.1
45                                         214      110,107,105      11.7
46                                         179       94,796,579      10.1
47                                          62       38,897,882       4.1
48                                          22       13,587,116       1.4
49                                          12        7,592,674       0.8
50                                          17        9,077,786         1
51                                          36       21,200,545       2.3
52                                          74       43,293,806       4.6
53                                         330      181,024,788      19.3
54                                         528      291,516,576      31.1
55                                          86       49,051,656       5.2
56                                           9        5,141,135       0.5
57                                           9        4,650,232       0.5
58                                           8        4,637,955       0.5
59                                           4        3,187,624       0.3
60                                           1        1,325,219       0.1
---------------------------------------------------------------------------
Total:                                   1,701     $937,316,737    100.00%
---------------------------------------------------------------------------


14. Delinquency

---------------------------------------------------------------------------
Delinquency                             Count       Balance       Percent
---------------------------------------------------------------------------
Current                                  1,701     $937,316,737    100.00%
---------------------------------------------------------------------------
Total:                                   1,701     $937,316,737    100.00%
---------------------------------------------------------------------------


15. Property Type

---------------------------------------------------------------------------
Property Type                           Count       Balance       Percent
---------------------------------------------------------------------------
Single Family Dwelling                   1,518     $845,336,428     90.20%
Low-rise Condominium                       130       62,080,717       6.6
High-rise Condominium                       44       24,522,059       2.6
Multi-family - 2 Units                       4        2,504,533       0.3
Planned Unit Development                     3        1,917,500       0.2
Co-op                                        2          955,500       0.1
---------------------------------------------------------------------------
Total:                                   1,701     $937,316,737    100.00%
---------------------------------------------------------------------------


16. Occupancy Code

---------------------------------------------------------------------------
Occupancy Code                          Count       Balance       Percent
---------------------------------------------------------------------------
Primary Residence                        1,608     $885,579,996     94.50%
Second Home                                 93       51,736,740       5.5
---------------------------------------------------------------------------
Total:                                   1,701     $937,316,737    100.00%
---------------------------------------------------------------------------

17. Purpose

---------------------------------------------------------------------------
Purpose                                 Count       Balance       Percent
---------------------------------------------------------------------------
Rate-Term Refinance                        892     $499,505,946     53.30%
Purchase                                   657      356,808,440      38.1
Cash-Out Refinance                         152       81,002,350       8.6
---------------------------------------------------------------------------
Total:                                   1,701     $937,316,737    100.00%
---------------------------------------------------------------------------


18. Documentation Type

---------------------------------------------------------------------------
Documentation Type                      Count       Balance       Percent
---------------------------------------------------------------------------
Full Documentation                       1,053     $591,169,345     63.10%
Asset Only                                 468      246,204,959      26.3
Income Only                                 88       51,583,082       5.5
No Doc                                      92       48,359,350       5.2
---------------------------------------------------------------------------
Total:                                   1,701     $937,316,737    100.00%
---------------------------------------------------------------------------

19. Interest Only

---------------------------------------------------------------------------
Interest Only                           Count       Balance       Percent
---------------------------------------------------------------------------
Y                                          879     $520,087,554     55.50%
N                                          822      417,229,183      44.5
---------------------------------------------------------------------------
Total:                                   1,701     $937,316,737    100.00%
---------------------------------------------------------------------------


Selection Criteria: Group 3
Table of Contents

1. Stats
2. ARM Type
3. Balance
4. Original Principal Balance
5. Current Mortgage Interest Rate
6. Remaining Terms to Stated Maturity
7. Original Loan-To-Value Ratio
8. FICO Score
9. Geographic Areas
10. Index
11. Gross Margin
12. Rate Ceiling
13. Months to First Adjustment Date
14. Delinquency
15. Property Type
16. Occupancy Code
17. Purpose
18. Documentation Type
19. Interest Only

1. Stats

Count: 1,100
Current Balance: $536,887,207
Average Current Balance: $488,079
Gross Weighted Average Mortgage Interest Rate: 4.24821%
Net Weighted Average Mortgage Interest Rate: 3.98821%
Original Term: 360
Remaining Term: 350
Age: 10
Weighted Average Original Loan-to-Value Ratio: 64.95%
Gross Margin: 2.250%
Initial Periodic Cap: 5.000%
Subsequent Periodic Cap: 2.000%
Maximum Interest Rate: 9.248%
Months to First Adjustment Date: 50
Weighted Average FICO Score: 737
Percentage of Interest Only Loans: 0.000%


2. ARM Type

---------------------------------------------------------------------------
ARM Type                                Count       Balance       Percent
---------------------------------------------------------------------------
5/1 ARMs                                 1,100     $536,887,207    100.00%
---------------------------------------------------------------------------
Total:                                   1,100     $536,887,207    100.00%
---------------------------------------------------------------------------




3. Balance

---------------------------------------------------------------------------
Balance                                 Count       Balance       Percent
---------------------------------------------------------------------------
Jumbo and Conforming Balance             1,100     $536,887,207    100.00%
---------------------------------------------------------------------------
Total:                                   1,100     $536,887,207    100.00%
---------------------------------------------------------------------------




4. Original Principal Balance

---------------------------------------------------------------------------
Original Principal Balance              Count       Balance       Percent
---------------------------------------------------------------------------
Less than or equal to $200,000.00            3         $256,302      0.00%
$200,000.01 to $300,000.00                   1          222,707         0
$300,000.01 to $400,000.00                 317      116,537,792      21.7
$400,000.01 to $500,000.00                 390      175,053,613      32.6
$500,000.01 to $600,000.00                 209      114,680,045      21.4
$600,000.01 to $700,000.00                 101       63,813,727      11.9
$700,000.01 to $800,000.00                  34       25,210,089       4.7
$800,000.01 to $900,000.00                  15       12,660,805       2.4
$900,000.01 to $1,000,000.00                30       28,452,126       5.3
---------------------------------------------------------------------------
Total:                                   1,100     $536,887,207    100.00%
---------------------------------------------------------------------------


5. Current Mortgage Interest Rate

---------------------------------------------------------------------------
Current Mortgage Interest Rate          Count       Balance       Percent
---------------------------------------------------------------------------
3.500% to 3.749%                             1         $981,831      0.20%
4.000% to 4.249%                             3        1,395,521       0.3
4.250% to 4.499%                         1,096      534,509,855      99.6
---------------------------------------------------------------------------
Total:                                   1,100     $536,887,207    100.00%
---------------------------------------------------------------------------


6. Remaining Terms to Stated Maturity

---------------------------------------------------------------------------
Remaining Terms to Stated Maturity      Count       Balance       Percent
---------------------------------------------------------------------------
334                                          2       $1,410,128      0.30%
335                                          7        3,431,927       0.6
336                                         14        5,945,687       1.1
337                                          5        2,185,310       0.4
338                                          4        2,130,140       0.4
339                                          6        2,540,019       0.5
340                                          4        2,091,891       0.4
341                                          7        2,992,085       0.6
342                                         12        5,379,501         1
343                                          9        3,917,831       0.7
344                                         84       40,282,765       7.5
345                                        151       75,091,495        14
346                                        106       52,197,022       9.7
347                                         34       16,104,884         3
348                                         25       11,873,786       2.2
349                                         22       11,162,898       2.1
350                                         22        9,720,029       1.8
351                                         16        7,971,836       1.5
352                                         18        9,965,240       1.9
353                                        279      134,434,089        25
354                                        245      121,642,581      22.7
355                                         18        9,109,198       1.7
356                                          2          984,025       0.2
357                                          5        2,315,400       0.4
358                                          3        2,007,440       0.4
---------------------------------------------------------------------------
Total:                                   1,100     $536,887,207    100.00%
---------------------------------------------------------------------------


7. Original Loan-To-Value Ratio

---------------------------------------------------------------------------
Original Loan-To-Value Ratio            Count       Balance       Percent
---------------------------------------------------------------------------
0.001% to 50.000%                          148      $76,776,915     14.30%
50.001% to 60.000%                         183       89,845,795      16.7
60.001% to 70.000%                         378      187,304,004      34.9
70.001% to 75.000%                          85       41,414,390       7.7
75.001% to 80.000%                         283      131,171,994      24.4
80.001% to 85.000%                           3        1,198,792       0.2
85.001% to 90.000%                          15        7,311,968       1.4
90.001% to 95.000%                           5        1,863,348       0.3
---------------------------------------------------------------------------
Total:                                   1,100     $536,887,207    100.00%
---------------------------------------------------------------------------


8. FICO Score

---------------------------------------------------------------------------
FICO Score                              Count       Balance       Percent
---------------------------------------------------------------------------
N/A                                         11       $5,320,740      1.00%
500 to 619                                   2          785,899       0.1
620 to 649                                  36       17,046,831       3.2
650 to 679                                  83       39,922,456       7.4
680 to 719                                 222      108,035,246      20.1
720 to 759                                 377      182,902,310      34.1
760 to 849                                 369      182,873,726      34.1
---------------------------------------------------------------------------
Total:                                   1,100     $536,887,207    100.00%
---------------------------------------------------------------------------


9. Geographic Areas

---------------------------------------------------------------------------
Geographic Areas                        Count       Balance       Percent
---------------------------------------------------------------------------
AR                                           2       $1,022,292      0.20%
AZ                                          13        6,214,257       1.2
CA                                         665      322,959,851      60.2
CO                                          25       12,705,253       2.4
CT                                          20       10,483,951         2
DC                                           2          898,099       0.2
FL                                          12        5,388,790         1
GA                                          14        6,567,699       1.2
HI                                           1          618,941       0.1
IL                                          79       41,412,415       7.7
IN                                           1          334,222       0.1
KS                                           6        3,036,902       0.6
KY                                           2          730,759       0.1
MA                                          37       18,184,477       3.4
MD                                           9        4,770,432       0.9
MI                                          22       10,267,825       1.9
MN                                           6        3,831,881       0.7
MO                                           7        3,539,188       0.7
NC                                          12        5,694,579       1.1
NH                                           1          439,812       0.1
NJ                                          35       17,739,249       3.3
NV                                           2        1,347,007       0.3
NY                                          20       10,273,403       1.9
OH                                           5        2,920,314       0.5
OR                                           3        1,219,193       0.2
PA                                          15        7,305,480       1.4
RI                                           1          534,423       0.1
SC                                           3        1,209,026       0.2
TN                                           2          733,430       0.1
TX                                          24       10,896,663         2
UT                                           1          389,189       0.1
VA                                          32       13,429,906       2.5
WA                                          14        6,642,977       1.2
WI                                           7        3,145,323       0.6
---------------------------------------------------------------------------
Total:                                   1,100     $536,887,207    100.00%
---------------------------------------------------------------------------


10. Index

---------------------------------------------------------------------------
Index                                   Count       Balance       Percent
---------------------------------------------------------------------------
LB1                                      1,100     $536,887,207    100.00%
---------------------------------------------------------------------------
Total:                                   1,100     $536,887,207    100.00%
---------------------------------------------------------------------------


11. Gross Margin

---------------------------------------------------------------------------
Gross Margin                            Count       Balance       Percent
---------------------------------------------------------------------------
2.25%                                    1,100     $536,887,207    100.00%
---------------------------------------------------------------------------
Total:                                   1,100     $536,887,207    100.00%
---------------------------------------------------------------------------

12. Rate Ceiling

---------------------------------------------------------------------------
Rate Ceiling                            Count       Balance       Percent
---------------------------------------------------------------------------
8.500% to 8.999%                             1         $981,831      0.20%
9.000% to 9.499%                         1,099      535,905,376      99.8
---------------------------------------------------------------------------
Total:                                   1,100     $536,887,207    100.00%
---------------------------------------------------------------------------


13. Months to First Adjustment Date

---------------------------------------------------------------------------
Months to First Adjustment Date         Count       Balance       Percent
---------------------------------------------------------------------------
34                                           2       $1,410,128      0.30%
35                                           7        3,431,927       0.6
36                                          14        5,945,687       1.1
37                                           5        2,185,310       0.4
38                                           4        2,130,140       0.4
39                                           6        2,540,019       0.5
40                                           4        2,091,891       0.4
41                                           7        2,992,085       0.6
42                                          12        5,379,501         1
43                                           9        3,917,831       0.7
44                                          84       40,282,765       7.5
45                                         151       75,091,495        14
46                                         106       52,197,022       9.7
47                                          34       16,104,884         3
48                                          25       11,873,786       2.2
49                                          22       11,162,898       2.1
50                                          22        9,720,029       1.8
51                                          16        7,971,836       1.5
52                                          18        9,965,240       1.9
53                                         279      134,434,089        25
54                                         245      121,642,581      22.7
55                                          18        9,109,198       1.7
56                                           2          984,025       0.2
57                                           5        2,315,400       0.4
58                                           3        2,007,440       0.4
---------------------------------------------------------------------------
Total:                                   1,100     $536,887,207    100.00%
---------------------------------------------------------------------------


14. Delinquency

---------------------------------------------------------------------------
Delinquency                             Count       Balance       Percent
---------------------------------------------------------------------------
Current                                  1,100     $536,887,207    100.00%
---------------------------------------------------------------------------
Total:                                   1,100     $536,887,207    100.00%
---------------------------------------------------------------------------


15. Property Type

---------------------------------------------------------------------------
Property Type                           Count       Balance       Percent
---------------------------------------------------------------------------
Single Family Dwelling                   1,033     $507,228,896     94.50%
Low-rise Condominium                        52       22,262,324       4.1
High-rise Condominium                       10        5,054,732       0.9
Co-op                                        3        1,307,295       0.2
Planned Unit Development                     2        1,033,960       0.2
---------------------------------------------------------------------------
Total:                                   1,100     $536,887,207    100.00%
---------------------------------------------------------------------------


16. Occupancy Code

---------------------------------------------------------------------------
Occupancy Code                          Count       Balance       Percent
---------------------------------------------------------------------------
Primary Residence                        1,094     $534,024,497     99.50%
Second Home                                  6        2,862,710       0.5
---------------------------------------------------------------------------
Total:                                   1,100     $536,887,207    100.00%
---------------------------------------------------------------------------


17. Purpose

---------------------------------------------------------------------------
Purpose                                 Count       Balance       Percent
---------------------------------------------------------------------------
Rate-Term Refinance                        758     $373,591,565     69.60%
Purchase                                   291      138,660,266      25.8
Cash-Out Refinance                          51       24,635,377       4.6
---------------------------------------------------------------------------
Total:                                   1,100     $536,887,207    100.00%
---------------------------------------------------------------------------


18. Documentation Type

---------------------------------------------------------------------------
Documentation Type                      Count       Balance       Percent
---------------------------------------------------------------------------
Full Documentation                         706     $344,147,770     64.10%
Asset Only                                 200      103,782,888      19.3
Income Only                                 99       48,800,039       9.1
No Doc                                      95       40,156,510       7.5
---------------------------------------------------------------------------
Total:                                   1,100     $536,887,207    100.00%
---------------------------------------------------------------------------


19. Interest Only

---------------------------------------------------------------------------
Interest Only                           Count       Balance       Percent
---------------------------------------------------------------------------
N                                        1,100     $536,887,207    100.00%
---------------------------------------------------------------------------
Total:                                   1,100     $536,887,207    100.00%
---------------------------------------------------------------------------


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request. This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

                              Goldman, Sachs & Co.
                                  WFMBS 2004-EE
                             As of November 1, 2004

                                   All records


Selection Criteria: All records
Table of Contents

1. Stats
2. ARM Type
3. Balance
4. Original Principal Balance
5. Current Mortgage Interest Rate
6. Remaining Terms to Stated Maturity
7. Original Loan-To-Value Ratio
8. FICO Score
9. Geographic Areas
10. Index
11. Gross Margin
12. Rate Ceiling
13. Months to First Adjustment Date
14. Delinquency
15. Property Type
16. Occupancy Code
17. Purpose
18. Documentation Type
19. Interest Only

1. Stats

Count: 3,486
Current Balance: $1,626,647,338
Average Current Balance: $466,623
Gross Weighted Average Mortgage Interest Rate: 4.24843%
Net Weighted Average Mortgage Interest Rate: 3.98843%
Original Term: 360
Remaining Term: 350
Age: 10
Weighted Average Original Loan-to-Value Ratio: 65.72%
Gross Margin: 2.583%
Initial Periodic Cap: 5.000%
Subsequent Periodic Cap: 2.000%
Maximum Interest Rate: 9.248%
Months to First Adjustment Date: 50
Weighted Average FICO Score: 738
Percentage of Interest Only Loans: 40.010%


2. ARM Type

---------------------------------------------------------------------------
ARM Type                                Count       Balance       Percent
---------------------------------------------------------------------------
5/1 ARMs                                 3,486   $1,626,647,338    100.00%
---------------------------------------------------------------------------
Total:                                   3,486   $1,626,647,338    100.00%
---------------------------------------------------------------------------



3. Balance

---------------------------------------------------------------------------
Balance                                 Count       Balance       Percent
---------------------------------------------------------------------------
Conforming Balance Only                    685     $152,443,394      9.40%
Jumbo and Conforming Balance             2,801    1,474,203,944      90.6
---------------------------------------------------------------------------
Total:                                   3,486   $1,626,647,338    100.00%
---------------------------------------------------------------------------


4. Original Principal Balance

---------------------------------------------------------------------------
Original Principal Balance              Count       Balance       Percent
---------------------------------------------------------------------------
Less than or equal to $200,000.00          296      $44,889,523      2.80%
$200,000.01 to $300,000.00                 290       73,656,640       4.5
$300,000.01 to $400,000.00                 799      288,823,149      17.8
$400,000.01 to $500,000.00                 916      412,333,571      25.3
$500,000.01 to $600,000.00                 529      290,169,530      17.8
$600,000.01 to $700,000.00                 326      207,798,153      12.8
$700,000.01 to $800,000.00                  96       71,286,292       4.4
$800,000.01 to $900,000.00                  66       56,543,472       3.5
$900,000.01 to $1,000,000.00               137      133,267,146       8.2
$1,000,000.01 and over                      31       47,879,862       2.9
---------------------------------------------------------------------------
Total:                                   3,486   $1,626,647,338    100.00%
---------------------------------------------------------------------------


5. Current Mortgage Interest Rate

---------------------------------------------------------------------------
Current Mortgage Interest Rate          Count       Balance       Percent
---------------------------------------------------------------------------
3.500% to 3.749%                             1         $981,831      0.10%
3.750% to 3.999%                             1          644,000         0
4.000% to 4.249%                            19        7,041,105       0.4
4.250% to 4.499%                         3,465    1,617,980,402      99.5
---------------------------------------------------------------------------
Total:                                   3,486   $1,626,647,338    100.00%
---------------------------------------------------------------------------


6. Remaining Terms to Stated Maturity

---------------------------------------------------------------------------
Remaining Terms to Stated Maturity      Count       Balance       Percent
---------------------------------------------------------------------------
225                                          1         $385,345      0.00%
234                                          1          142,281         0
294                                          1          353,151         0
333                                          1          390,525         0
334                                          4        2,103,618       0.1
335                                         13        5,913,749       0.4
336                                         15        6,254,183       0.4
337                                          8        3,449,496       0.2
338                                          4        2,130,140       0.1
339                                          6        2,540,019       0.2
340                                          6        3,170,939       0.2
341                                         14        7,551,428       0.5
342                                         20        8,781,913       0.5
343                                         33       13,200,613       0.8
344                                        182       84,834,108       5.2
345                                        407      194,096,434      11.9
346                                        312      153,075,970       9.4
347                                        111       58,139,484       3.6
348                                         54       27,229,298       1.7
349                                         43       20,872,586       1.3
350                                         58       22,880,980       1.4
351                                         73       33,562,094       2.1
352                                        137       63,837,754       3.9
353                                        760      348,763,731      21.4
354                                      1,025      468,832,978      28.8
355                                        139       65,856,848         4
356                                         18        7,501,948       0.5
357                                         21        8,836,429       0.5
358                                         12        6,890,291       0.4
359                                          5        3,473,224       0.2
360                                          2        1,595,779       0.1
---------------------------------------------------------------------------
Total:                                   3,486   $1,626,647,338    100.00%
---------------------------------------------------------------------------




7. Original Loan-To-Value Ratio

---------------------------------------------------------------------------
Original Loan-To-Value Ratio            Count       Balance       Percent
---------------------------------------------------------------------------
0.001% to 50.000%                          463     $249,661,142     15.30%
50.001% to 60.000%                         454      239,623,608      14.7
60.001% to 70.000%                         908      472,220,386        29
70.001% to 75.000%                         274      128,510,128       7.9
75.001% to 80.000%                       1,312      512,258,759      31.5
80.001% to 85.000%                           8        2,961,263       0.2
85.001% to 90.000%                          41       14,639,583       0.9
90.001% to 95.000%                          25        6,249,653       0.4
95.001% to 100.000%                          1          522,816         0
---------------------------------------------------------------------------
Total:                                   3,486   $1,626,647,338    100.00%
---------------------------------------------------------------------------




8. FICO Score

---------------------------------------------------------------------------
FICO Score                              Count       Balance       Percent
---------------------------------------------------------------------------
N/A                                         15       $6,944,383      0.40%
500 to 619                                   7        3,786,588       0.2
620 to 649                                  65       31,571,695       1.9
650 to 679                                 219      102,490,745       6.3
680 to 719                                 784      363,846,466      22.4
720 to 759                               1,172      555,377,361      34.1
760 to 849                               1,224      562,630,100      34.6
---------------------------------------------------------------------------
Total:                                   3,486   $1,626,647,338    100.00%
---------------------------------------------------------------------------




9. Geographic Areas

---------------------------------------------------------------------------
Geographic Areas                        Count       Balance       Percent
---------------------------------------------------------------------------
AK                                           2         $184,242      0.00%
AL                                          13        4,602,083       0.3
AR                                           4        1,663,917       0.1
AZ                                          50       17,391,186       1.1
CA                                       1,713      863,694,193      53.1
CO                                         152       65,320,235         4
CT                                          49       30,450,929       1.9
DC                                          31       13,548,210       0.8
DE                                           2          816,207       0.1
FL                                         137       54,694,174       3.4
GA                                         103       34,339,279       2.1
HI                                          14        6,105,850       0.4
IA                                          11        3,018,983       0.2
ID                                           3          683,752         0
IL                                         188      100,314,524       6.2
IN                                           5        1,603,764       0.1
KS                                          11        4,776,604       0.3
KY                                           6        2,040,358       0.1
LA                                           2          488,905         0
MA                                          92       46,130,452       2.8
MD                                          59       24,881,542       1.5
ME                                           1          422,599         0
MI                                          51       23,091,883       1.4
MN                                          58       23,401,835       1.4
MO                                          18        9,077,700       0.6
MS                                           2          642,722         0
MT                                           3          492,109         0
NC                                          48       16,920,407         1
NE                                           4        1,395,627       0.1
NH                                           3        1,314,989       0.1
NJ                                          83       41,873,819       2.6
NM                                           7        1,787,334       0.1
NV                                          24        8,472,312       0.5
NY                                          75       39,572,360       2.4
OH                                          31       11,861,848       0.7
OK                                           2        1,152,783       0.1
OR                                          18        7,384,009       0.5
PA                                          34       16,280,329         1
RI                                           3        1,209,971       0.1
SC                                          28        8,449,700       0.5
TN                                          11        2,723,187       0.2
TX                                          87       34,864,296       2.1
UT                                          11        3,542,096       0.2
VA                                         137       53,425,864       3.3
WA                                          84       34,797,067       2.1
WI                                          13        4,525,764       0.3
WV                                           1          324,990         0
WY                                           2          890,344       0.1
---------------------------------------------------------------------------
Total:                                   3,486   $1,626,647,338    100.00%
---------------------------------------------------------------------------




10. Index

---------------------------------------------------------------------------
Index                                   Count       Balance       Percent
---------------------------------------------------------------------------
1CM                                      2,364   $1,084,302,095     66.70%
LB1                                      1,122      542,345,243      33.3
---------------------------------------------------------------------------
Total:                                   3,486   $1,626,647,338    100.00%
---------------------------------------------------------------------------




11. Gross Margin

---------------------------------------------------------------------------
Gross Margin                            Count       Balance       Percent
---------------------------------------------------------------------------
2.25%                                    1,122     $542,345,243     33.30%
2.75%                                    2,364    1,084,302,095      66.7
---------------------------------------------------------------------------
Total:                                   3,486   $1,626,647,338    100.00%
---------------------------------------------------------------------------




12. Rate Ceiling

---------------------------------------------------------------------------
Rate Ceiling                            Count       Balance       Percent
---------------------------------------------------------------------------
8.500% to 8.999%                             2       $1,625,831      0.10%
9.000% to 9.499%                         3,484    1,625,021,506      99.9
---------------------------------------------------------------------------
Total:                                   3,486   $1,626,647,338    100.00%
---------------------------------------------------------------------------




13. Months to First Adjustment Date

---------------------------------------------------------------------------
Months to First Adjustment Date         Count       Balance       Percent
---------------------------------------------------------------------------
33                                           1         $390,525      0.00%
34                                           4        2,103,618       0.1
35                                          13        5,913,749       0.4
36                                          15        6,254,183       0.4
37                                           8        3,449,496       0.2
38                                           4        2,130,140       0.1
39                                           6        2,540,019       0.2
40                                           6        3,170,939       0.2
41                                          14        7,551,428       0.5
42                                          20        8,781,913       0.5
43                                          33       13,200,613       0.8
44                                         182       84,834,108       5.2
45                                         408      194,481,779        12
46                                         312      153,075,970       9.4
47                                         111       58,139,484       3.6
48                                          54       27,229,298       1.7
49                                          43       20,872,586       1.3
50                                          58       22,880,980       1.4
51                                          73       33,562,094       2.1
52                                         137       63,837,754       3.9
53                                         760      348,763,731      21.4
54                                       1,027      469,328,410      28.9
55                                         139       65,856,848         4
56                                          18        7,501,948       0.5
57                                          21        8,836,429       0.5
58                                          12        6,890,291       0.4
59                                           5        3,473,224       0.2
60                                           2        1,595,779       0.1
---------------------------------------------------------------------------
Total:                                   3,486   $1,626,647,338    100.00%
---------------------------------------------------------------------------




14. Delinquency

---------------------------------------------------------------------------
Delinquency                             Count       Balance       Percent
---------------------------------------------------------------------------
Current                                  3,486   $1,626,647,338    100.00%
---------------------------------------------------------------------------
Total:                                   3,486   $1,626,647,338    100.00%
---------------------------------------------------------------------------




15. Property Type

---------------------------------------------------------------------------
Property Type                           Count       Balance       Percent
---------------------------------------------------------------------------
Single Family Dwelling                   3,048   $1,464,922,386     90.10%
Low-rise Condominium                       330      115,179,770       7.1
High-rise Condominium                       83       35,800,240       2.2
Planned Unit Development                    10        4,145,825       0.3
Multi-family - 2 Units                       8        3,942,294       0.2
Co-op                                        7        2,656,823       0.2
---------------------------------------------------------------------------
Total:                                   3,486   $1,626,647,338    100.00%
---------------------------------------------------------------------------




16. Occupancy Code

---------------------------------------------------------------------------
Occupancy Code                          Count       Balance       Percent
---------------------------------------------------------------------------
Primary Residence                        3,296   $1,552,984,446     95.50%
Second Home                                190       73,662,891       4.5
---------------------------------------------------------------------------
Total:                                   3,486   $1,626,647,338    100.00%
---------------------------------------------------------------------------




17. Purpose

---------------------------------------------------------------------------
Purpose                                 Count       Balance       Percent
---------------------------------------------------------------------------
Rate-Term Refinance                      1,803     $907,495,273     55.80%
Purchase                                 1,420      600,402,130      36.9
Cash-Out Refinance                         263      118,749,934       7.3
---------------------------------------------------------------------------
Total:                                   3,486   $1,626,647,338    100.00%
---------------------------------------------------------------------------




18. Documentation Type

---------------------------------------------------------------------------
Documentation Type                      Count       Balance       Percent
---------------------------------------------------------------------------
Full Documentation                       2,094   $1,009,087,468     62.00%
Asset Only                                 954      413,903,329      25.4
Income Only                                199      102,914,376       6.3
No Doc                                     239      100,742,164       6.2
---------------------------------------------------------------------------
Total:                                   3,486   $1,626,647,338    100.00%
---------------------------------------------------------------------------




19. Interest Only

---------------------------------------------------------------------------
Interest Only                           Count       Balance       Percent
---------------------------------------------------------------------------
N                                        2,014     $975,829,503     60.00%
Y                                        1,472      650,817,835        40
---------------------------------------------------------------------------
Total:                                   3,486   $1,626,647,338    100.00%
---------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the
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